SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 32	☑
(File No. 333-44644)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 66	☑
(File No. 811-05213)
(Check appropriate box or boxes.)
Exact Name of Registrant:
RiverSource of New York Account 8
Name of Depositor:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251
Name and Address of Agent for Service:
Dixie Carroll, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474
Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)

☑	on April 29, 2013 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus

April 29, 2013

RiverSource®

Variable Universal Life IV
Variable Universal Life IV – Estate Series

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

New policies are not currently being offered.

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)

20 Madison Avenue Extension
Albany, NY 12203
Telephone: 1-800-541-2251
(Home Office)
Website address: riversource.com/lifeinsurance
RiverSource of New York Account 8

This prospectus contains information that you should know before investing in RiverSource Variable Universal Life IV (VUL IV – NY) or RiverSource Variable Universal Life IV – Estate Series (VUL IV ES – NY). VUL IV ES – NY is a life insurance policy with an initial specified amount of $1,000,000 or more. We reserve the right to offer the Estate Series at a lower specified amount on a promotional basis and/or to certain groups of individuals such as current or retired employees and financial advisors of Ameriprise Financial, Inc. or its subsidiaries, and their spouses or domestic partners, where such promotion or group offering is expected to result in overall cost reductions to RiverSource Life of NY.

All other policies are VUL IV – NY policies. The information in this prospectus applies to both VUL IV ES – NY and VUL IV – NY unless stated otherwise.

The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured’s death. You may direct your net premiums or transfers to:

•	A fixed account to which we credit interest.

•	Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

Please note that your investments in a policy and its underlying funds:

•	Are NOT deposits or obligations of a bank or financial institution;

•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

•	Are subject to risks including loss of the amount you invested and the policy ending without value.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  1

2  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

Fee Tables(a)

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.

TRANSACTION FEES

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
Premium Expense Charge	When you pay premium.	3.5% of each premium payment.	3.5% of each premium payment.

Surrender Charge(b)	When you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount.
Rate per $1,000 of initial specified amount:

Minimum: $5.11 — Female, Standard, Age 1.

Maximum: $36.80 — Male, Standard Tobacco, Age 85.

Representative Insured: $10.42 — Male, Preferred Nontobacco, Age 40.

Rate per $1,000 of initial specified amount:

Minimum: $5.11 — Female, Standard, Age 1.

Maximum: $36.80 — Male, Standard Tobacco, Age 85.

Representative Insured: $10.42 — Male, Preferred Nontobacco, Age 40.

For 2001 CSO policies:

VUL IV – NY

Rate per $1,000 of initial specified amount:

Minimum: $5.11 — Female, Standard, Age 1.

Maximum: $36.80 — Male, Standard Tobacco, Age 70.

Representative Insured: $10.42 — Male, Preferred Nontobacco, Age 40.

VUL IV ES – NY

Rate per $1,000 of initial specified amount:

Minimum: $5.11 — Female, Standard, Age 1.

Maximum: $36.80 — Male, Standard Tobacco, Age 70.

Representative Insured: $10.42 — Male, Preferred Nontobacco, Age 40.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of: • $25; or • 2% of the amount surrendered.	The lesser of: • $25; or • 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness (ABRTI)	Upon payment of Accelerated Benefit.	$250	$250

Fees for Express Mail and Electronic Fund Transfers of Loan Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States. • $35 — International.	• $30 — United States. • $35 — International.

(a)	In prior policies, the “Standard Tobacco” risk classification was the “Smoker” risk classification and the “Preferred Nontobacco” risk classification was the “Preferred Nonsmoker” risk classification.
(b)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  3

CHARGES OTHER THAN FUND OPERATING EXPENSES

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
Cost of Insurance Charge(a)	Monthly.
Monthly rate per $1,000 of net amount at risk:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99. Duration 10.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

Monthly rate per $1,000 of net amount at risk:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99. Duration 10.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

For 2001 CSO policies:

VUL IV – NY

Monthly rate per $1,000 of net amount at risk:

Minimum: $.015 — Female, Standard, Age 3: Duration 1.

Maximum: $37.1175 — Male, Standard Tobacco, Age 90: Duration 10.

Representative Insured: $.0925 — Male, Preferred Nontobacco, Age 35: Duration 1.

VUL IV ES – NY

Monthly rate per $1,000 of net amount at risk:

Minimum: $.015 — Female, Standard, Age 3: Duration 1.

Maximum: $37.1175 — Male, Standard Tobacco, Age 90: Duration 10.

Representative Insured: $.125 — Male, Preferred Nontobacco, Age 40: Duration 1.

Policy Fee	Monthly.	Guaranteed: $7.50 per month. Current: $7.50 per month for initial specified amounts below $250,000; and $0 per month for initial specified amounts of $250,000 and above.	Guaranteed: $7.50 per month. Current: $0 per month.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

4  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

CHARGES OTHER THAN FUND OPERATING EXPENSES (continued)

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
Mortality and Expense Risk Charge	Daily.	Guaranteed: .90% of the average daily net asset value of the subaccounts for all policy years.

Current:
• .90% for policy years 1-10;
• .45% for policy years
11-20; and
• .30% for policy years 21 and after.	Guaranteed: .90% of the average daily net asset value of the subaccounts for all policy years.

Current:
• .90% for policy years 1-10;
• .30% for policy years
11-20; and
• .20% for policy years 21 and after.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	Guaranteed: 5% per year. Current: • 5% for policy years 1-10; • 3% for policy years 11+. For prior policies: Guaranteed: 6% per year. Current: • 6% for policy years 1-10; • 4% for policy years 11+.	Guaranteed: 5% per year. Current: • 5% for policy years 1-10; • 3% for policy years 11+. For prior policies: Guaranteed: 6% per year. Current: • 6% for policy years 1-10; • 4% for policy years 11+.

Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	Guaranteed:

•   As set forth in “Interest Rate on Loans”, for that part of the accelerated benefit which does not exceed the policy value available for loan when an accelerated benefit is requested.
• For that part of an accelerated benefit which exceeds the policy value available for loan when the accelerated benefit is requested, the greater of the current yield on 90 day Treasury bills or the current maximum statutory adjustable policy loan interest rate expressed as an annual effective rate.

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of accidental death benefit amount: Minimum: $.04 — Female, Age 5. Maximum: $.16 — Male, Age 69. Representative Insured: $.08 — Male, Preferred Nontobacco, Age 40.	Monthly rate per $1,000 of accidental death benefit amount: Minimum: $.04 — Female, Age 5. Maximum: $.16 — Male, Age 69. Representative Insured: $.08 — Male, Preferred Nontobacco, Age 40.

Automatic Increase Benefit Rider (AIB)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  5

CHARGES OTHER THAN FUND OPERATING EXPENSES (continued)

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
Base Insured Rider (BIR)(a)(b)(c)	Monthly.
Monthly rate per $1,000 of base insured rider specified amount:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

Monthly rate per $1,000 of base insured rider specified amount:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR specified amount: $.58.	Monthly rate per $1,000 of CIR specified amount: $.58.

Other Insured Rider (OIR)(a)(b)(c)	Monthly.
Monthly rate per $1,000 of OIR specified amount:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

Monthly rate per $1,000 of OIR specified amount:

Minimum: $.055 — Female, Standard, Age 10: Duration 1.

Maximum: $83.3325 — Male, Standard Tobacco, Age 99.

Representative Insured: $.1975 — Male, Preferred Nontobacco, Age 40: Duration 1.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	For prior policies any OIR or BIR currently in-force on a policy cannot be increased.
(c)	The BIR and OIR are no longer available for purchase.

6  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

CHARGES OTHER THAN FUND OPERATING EXPENSES (continued)

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.
For policies purchased on or after May 1, 2006, the following applies:
Monthly rate per $1,000 of net amount risk plus BIR specified amount and OIR specified amounts if applicable:
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male Standard Tobacco, Age 59.
Representative Insured: $.01899 — Male, Preferred Nontobacco, Age 40.

For prior policies:
Monthly rate per $1,000 of net amount at risk plus BIR specified amount and OIR specified amounts if applicable:
Minimum: $.01 — Female, Standard, Age 5.
Maximum: $.28 — Male, Standard Tobacco, Age 59.
Representative Insured: $.02 — Male, Preferred Nontobacco, Age 40.
If you have CIR there will be an additional $.02 per month per $1,000 of the CIR specified amount.

For policies purchased on or after May 1, 2006, the following applies:
Monthly rate per $1,000 of net amount risk plus BIR specified amount and OIR specified amounts if applicable:
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male Standard Tobacco, Age 59.
Representative Insured: $.01341 — Male, Preferred Nontobacco, Age 35.

For prior policies:
Monthly rate per $1,000 of net amount at risk plus BIR specified amount and OIR specified amounts if applicable:
Minimum: $.01 — Female, Standard, Age 5.
Maximum: $.28 — Male, Standard Tobacco, Age 59.
Representative Insured: $.02 — Male, Preferred Nontobacco, Age 35.
If you have CIR there will be an additional $.02 per month per $1,000 of the CIR specified amount.

Waiver of Premium Rider (WP)(a)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.
Representative Insured: $.04009 — Male, Preferred Nontobacco, Age 35.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.
Representative Insured: $.04649 — Male, Preferred Nontobacco, Age 40.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  7

CHARGES OTHER THAN FUND OPERATING EXPENSES (continued)

AMOUNT DEDUCTED
CHARGE	WHEN CHARGE IS DEDUCTED	VUL IV – NY	VUL IV ES – NY
AdvanceSource®Accelerated Benefit Rider for Chronic Illness (ASR)(a)(d)(e)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider specified amount:
Minimum: 0.0025, Male, Age 20, Super Preferred Non-Tobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: 26.85, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.
Representative Insured: 0.0025, Male, Age 35, Preferred Non-Tobacco, Duration 1, 2% Monthly Benefit Percent.	Monthly rate per $1,000 of the rider specified amount:
Minimum: 0.0025, Male, Age 20, Super Preferred Non-Tobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: 26.85, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.
Representative Insured: 0.0025, Male, Age 35, Preferred Non-Tobacco, Duration 1, 2% Monthly Benefit Percent.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(d)	The monthly cost of insurance rate is based on the accelerated benefit insured’s sex, risk class, issue age, duration and the monthly benefit percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(e)	This rider is only available for 2001 CSO Policies purchased under the Option 1 death benefit on or after June 14, 2010.

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the policy. These operating expenses are for the fiscal year ended Dec. 31, 2012, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total annual operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum total annual operating expenses for the funds(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.45%	1.71%

(a)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and Statement of Additional Information (SAI).

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55%	0.25%	0.05%	—%	0.85%

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.06	—	1.06

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	0.75	0.25	0.11	—	1.11

American Century VP International, Class II	1.31	0.25	0.02	—	1.58

American Century VP Value, Class II	0.88	0.25	—	—	1.13

Calvert VP SRI Balanced Portfolio	0.70	—	0.20	—	0.90

8  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Balanced Fund (Class 3)	0.64%	0.13%	0.15%	—%	0.92%

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.14	—	0.60	(1)

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.13	—	0.67

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)**	0.57	0.13	0.12	—	0.82

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)**	1.07	0.13	0.22	—	1.42	(1)

Columbia Variable Portfolio – Global Bond Fund (Class 3)	0.55	0.13	0.16	—	0.84

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.17	—	0.88	(1)

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.14	—	0.96

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.14	—	0.84

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.71	0.13	0.17	—	1.01	(1)

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)**	0.66	0.13	0.14	0.01	0.94

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.17	—	1.06	(1)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	0.74	0.13	0.14	—	1.01	(1)

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.22	—	0.45

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	0.70	0.13	0.15	—	0.98	(1)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	0.79	0.13	0.22	—	1.14	(1)

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)**	0.36	0.13	0.14	—	0.63

Credit Suisse Trust – Commodity Return Strategy Portfolio	0.50	0.25	0.59	—	1.34	(2)

Eaton Vance VT Floating-Rate Income Fund	0.58	0.50	0.10	—	1.18

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.56	0.25	0.08	—	0.89

Fidelity® VIP Growth & Income Portfolio Service Class 2	0.46	0.25	0.13	—	0.84

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.56	0.25	0.09	—	0.90

Fidelity® VIP Overseas Portfolio Service Class 2	0.71	0.25	0.14	—	1.10

FTVIPT Franklin Global Real Estate Securities Fund – Class 2	0.80	0.25	0.31	—	1.36

FTVIPT Franklin Small Cap Value Securities Fund – Class 2	0.51	0.25	0.16	—	0.92

FTVIPT Mutual Shares Securities Fund – Class 2	0.60	0.25	0.11	—	0.96

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.07	—	0.87	(3)

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	0.62	—	0.10	—	0.72	(4)

Invesco V.I. American Franchise Fund, Series II Shares**	0.68	0.25	0.30	—	1.23	(5)

Invesco V.I. Comstock Fund, Series II Shares**	0.56	0.25	0.29	—	1.10	(5)

Invesco V.I. Diversified Dividend Fund, Series I Shares	0.51	—	0.17	—	0.68

Invesco V.I. International Growth Fund, Series II Shares	0.71	0.25	0.30	—	1.26

Invesco V.I. Mid Cap Growth Fund, Series I Shares**	0.75	—	0.37	—	1.12	(6)

Invesco V.I. Mid Cap Growth Fund, Series II Shares**	0.75	0.25	0.37	—	1.37	(5)

Invesco V.I. Technology Fund, Series I Shares	0.75	—	0.41	—	1.16

Janus Aspen Series Global Technology Portfolio: Service Shares	0.64	0.25	0.12	—	1.01

Janus Aspen Series Janus Portfolio: Service Shares	0.48	0.25	0.05	—	0.78

Janus Aspen Series Overseas Portfolio: Service Shares	0.44	0.25	0.05	—	0.74

MFS® Investors Growth Stock Series – Service Class	0.75	0.25	0.08	—	1.08

MFS® New Discovery Series – Service Class	0.90	0.25	0.07	—	1.22

MFS® Utilities Series – Service Class	0.74	0.25	0.08	—	1.07

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	0.85	0.35	0.51	—	1.71	(7)

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.31	—	1.41	(7)

Oppenheimer Global Fund/VA, Service Shares**	0.63	0.25	0.13	—	1.01

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  9

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.58%	0.25%	0.14%	0.06%	1.03	%(8)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares**	0.69	0.25	0.14	—	1.08	(9)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.75	1.43	(10)

Putnam VT Global Health Care Fund – Class IB Shares	0.64	0.25	0.20	—	1.09

Putnam VT International Equity Fund – Class IB Shares	0.71	0.25	0.18	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.57	0.25	0.15	—	0.97

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.02	0.80	1.07

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.02	0.80	1.07

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)**	0.42	0.13	0.13	—	0.68

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.02	0.61	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.02	0.61	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.15	0.01	1.20	(1)

Variable Portfolio – Sit Dividend Growth Fund (Class 3)**	0.71	0.13	0.13	—	0.97	(1)

Variable Portfolio – Victory Established Value Fund (Class 3)**	0.77	0.13	0.13	—	1.03	(1)

Wanger International	0.91	—	0.16	—	1.07

Wanger USA	0.86	—	0.10	—	0.96

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	0.55	0.25	0.33	—	1.13	(11)

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75	0.25	0.23	0.01	1.24	(11)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.20	0.01	1.11	(11)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.19	0.01	1.20

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.575% for Columbia Variable Portfolio – Cash Management Fund (Class 3), 1.375% for Columbia Variable Portfolio – Emerging Markets Fund (Class 3), 0.845% for Columbia Variable Portfolio – High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio – Large Cap Growth Fund (Class 3), 0.995% for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3), 0.995% for Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3), 0.875% for Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3), 1.055% for Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3), 1.005% for Variable Portfolio – Partners Small Cap Value Fund (Class 3), 0.895% for Variable Portfolio – Sit Dividend Growth Fund (Class 3) and 1.015% for Variable Portfolio – Victory Established Value Fund (Class 3).

(2)	Credit Suisse will waive fees and reimburse expenses so that the Portfolio’s annual operating expenses will not exceed 1.05% of the Portfolio’s average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

(3)	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.84%.

(4)	Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of

10  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.

(5)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% for Invesco V.I. American Franchise Fund, Series II Shares, 1.03% for Invesco V.I. Comstock Fund, Series II Shares and 1.34% for Invesco V.I. Mid Cap Growth Fund, Series II Shares of average daily net assets. Acquired fund fees and expenses are also excluded in determining such obligation, if applicable. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(6)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 1.09% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(7)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. In addition, the Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 0.25% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(8)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. This fee waiver and/or expenses reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the board. After fee waivers, net expenses would be 0.97%.

(9)	The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.

(10)	PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.34%.

(11)	The Adviser has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2, 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2 and 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  11

Policy Benefits and Risks

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

POLICY BENEFITS

POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the beneficiary of the policy when the insured dies. Before the insured’s attained insurance age 100, your policy’s death benefit can never be less than the specified amount unless you change that amount or your policy has outstanding indebtedness.
The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date. You may choose either of the following death benefit options:

Option 1 (level amount): If death is prior to the insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the specified amount; or
• a percentage of the policy value.

Option 2 (variable amount): If death is prior to the insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the policy value plus the specified amount; or
• a percentage of the policy value.

You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).

Under both Option 1 and Option 2, if death is on or after the insured’s attained insurance age 100, the death benefit amount will be the greater of:
• the policy value on the death benefit valuation date; or
• the policy value at the insured’s attained insurance age 100 minus any indebtedness.

Minimum Initial Premium Period and No Lapse Guarantee (NLG)	Your policy will not lapse (end without value) if the minimum initial premium period or any of the NLG options are in effect, even if the cash surrender value is less than the amount needed to pay the monthly deduction.
Minimum Initial Premium Period: A period of the first five policy years during which you may choose to pay the minimum initial premium as long as the policy value minus indebtedness equals or exceeds the monthly deduction.

No Lapse Guarantees: Each policy has the following NLG options, which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges:

• No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before the insured’s attained insurance age 70 (or 10 years, if later).

• No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured’s attained insurance age 100.

12  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

POLICY BENEFITS (continued)

POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured’s attained insurance age 100. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	You may mail or deliver the policy to our home office or to your sales representative with a written request for cancellation by the 10th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our home office within 30 days from the latest of the following dates:
• The date we mail the policy from our office.
• The policy date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.

We reserve the right to change or discontinue this administrative practice at any time.

Exchange Right	For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. This exchange does not require our underwriting approval. We do not issue a new policy. State restrictions may apply.

Investment Choices	You may direct your net premiums or transfer your policy’s value to:
	• The Variable Account which consists of subaccounts, each of which invests in a fund with a particular investment objective; or	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account which is our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 3%. (4% for prior policies).

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  13

POLICY BENEFITS (continued)

POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Surrenders	You may cancel the policy while it is in force and receive its cash surrender value or take a partial surrender out of your policy.	The cash surrender value is the policy value minus indebtedness minus any applicable surrender charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s cash surrender value.	Your policy secures the loan.

Transfers	You may transfer your policy’s value.	You may transfer policy value from one subaccount to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply.

14  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

POLICY BENEFITS (continued)

POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.
Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the insured is terminally ill and death is expected to occur within twelve months, the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the specified amount at a designated percentage on each policy anniversary until the earliest of the insured’s attained insurance age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.

• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled before attained insurance age 60.
In addition for policies purchased on or after May 1, 2006, the following applies:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived only for a limited period of time; and
• WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. Ask your sales representative about the terms of the WMD.

• Waiver of Premium Rider (WP): Under WP, if total disability begins before attained insurance age 60, prior to attained insurance age 65 we will add the specified premium shown under Policy Data in the policy to the policy value or waive the monthly deduction if higher. On or after attained insurance age 65, we will waive the monthly deduction.

In addition:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived for a limited period of time; and
• WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  15

POLICY BENEFITS (continued)

POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)

• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR): ASR provides a rider payment to the accelerated benefit insured, as an acceleration of the policy’s death benefit, if the accelerated benefit insured becomes a chronically ill individual who receives qualified long-term care services. Please note the following about the ASR:

• This rider is only available for 2001 CSO Policies purchased under the Option 1 death benefit on or after June 14, 2010.

  • At the request of the owner, the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit, to the owner or to any individual authorized to act on behalf of the owner.

  • These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.

  • We will begin monthly benefit payments under this rider when the eligibility for the payment of benefits conditions is met and a claim for benefits has been approved by us. The ASR does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR may be adjusted.

  • Monthly benefit payments paid will also change other values of the life insurance policy as provided in the rider such as policy value less indebtedness, surrender charges and monthly no-lapse guarantee premiums.

16  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

POLICY RISKS

POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your net premiums or transfer your policy’s value to a subaccount that drops in value.
• You can lose cash values due to adverse investment experience. No minimum amount is guaranteed under the subaccounts of the variable account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could lapse due to adverse investment experience if neither the minimum initial premium period nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your policy’s value between subaccounts.	• The value of the subaccount from which you transferred could increase. • The value of the subaccount to which you transferred could decrease.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could lapse with no value.

Your policy has little or no cash surrender value in the early policy years.
• Surrender charges apply to this policy for the first ten years. Surrender charges can significantly reduce policy values. Poor investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy lapses. • Also, the lapse may have adverse tax consequences. (See “Tax Risk.”)

Your policy may lapse due to surrender charges.
• Surrender charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse, which may have adverse tax consequences). A partial surrender will reduce the policy value, will reduce the death benefit and the specified amount, and may terminate the NLG.

You take a loan against your policy.	• Taking a loan increases the risk of:
 — policy lapse (which may have adverse tax consequences);
 — a permanent reduction of policy value;
 — reducing the death benefit.
• Taking a loan may also terminate the NLG.

Your policy can lapse due to poor investment performance.
• Your policy could lapse due to adverse investment experience if neither the minimum initial premium period nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The lapse may have adverse tax consequences.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  17

POLICY RISKS (continued)

POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Exchange/Replacement Risk	You exchange or replace another policy to buy this one.
• You may pay surrender charges on the old policy.

• The new policy has surrender charges, which may extend beyond those in the old policy.

• You may be subject to new incontestability and suicide periods on the new policy.

• You may be in a higher insurance risk rating category in the new policy which may require higher premiums.

You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.
• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)

• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.
• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Federal income tax on these earnings will apply. State income taxes may also apply. If you are under age 59 1/2, a 10% penalty tax may also apply to these earnings. After the earnings are withdrawn, then the after-tax investment in the policy is paid out.

If you exchange or replace another policy to buy this one.
• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total policy value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.

• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total policy value (before reductions for the outstanding loan) exceeds your investment in the old policy.

18  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

POLICY RISKS (continued)

POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)
If your policy lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax risk, especially if your policy is not a MEC.	You will be taxed on any earnings in the policy. Earnings will be calculated as follows:

• For non-MEC policies, this includes earnings included in the policy’s cash surrender value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon lapse or surrender of the policy.

• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to fund a tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.

The investments in the subaccount are not adequately diversified.
• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder
must include in gross income the “income on the contract”
(as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits. For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.

• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the owner of the fund shares held by our Variable Account.	• You may be taxed on the income of each subaccount to the extent of your interest in the subaccount.

Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

FUND RISKS
A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund’s prospectus. Please refer to the prospectuses for the funds for more information. The investment advisers cannot guarantee that the funds will meet their investment objectives.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  19

Loads, Fees and Charges

Policy charges primarily compensate us for:

•	providing the insurance benefits of the policy;

•	issuing the policy;

•	administering the policy;

•	assuming certain risks in connection with the policy; and

•	distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under “Surrender Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

•	you do not specify the accounts from which you want us to take the monthly deduction; or

•	the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See “No Lapse Guarantee,” “Minimum Initial Guarantee Period,” “Grace Period” and “Reinstatement” at the end of this section on policy costs.)

Components of the monthly deduction:
1. Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:

•	the amount of the death benefit;

•	the policy value; and

•	the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

“a”	is the monthly cost of insurance rate based on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured’s attained insurance age increases.

We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate

20  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. For 2001 CSO Policies, the rates are based on the 2001 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Last Birthday. For all other policies, the rates are based on the 1980 CSO Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

“b”	is the death benefit on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

“c”	is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.

“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.

2.	Policy fee: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV – NY, – $ 0 per month for VUL IV ES – NY. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)

SURRENDER CHARGE*
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured’s insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured’s attained insurance age, sex (unless unisex rates are required by law), risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for VUL IV – NY and VUL IV ES – NY for a male, insurance age 40 qualifying for preferred nontobacco rates. We assume the specified amount to be $275,000 for VUL IV – NY. For VUL IV ES – NY, we assume the specified amount to be $2,000,000.

Lapse or surrender	Maximum Surrender Charge
at beginning of year	VUL IV – NY	VUL IV ES – NY

1	$2,865.50	$20,840.00

2	2,865.50	20,840.00

3	2,865.50	20,840.00

4	2,865.50	20,840.00

5	2,865.50	20,840.00

6	2,817.74	20,492.67

7	2,244.64	16,324.67

8	1,671.54	12,156.67

9	1,098.44	7,988.67

10	525.34	3,820.67

11	0.00	0.00

* In prior policies, the “preferred nontobacco” risk classification was the “preferred nonsmoker” risk classification.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  21

For 2001 CSO policies, the following table illustrates the maximum surrender charge for VUL IV – NY and VUL IV ES – NY for a male, insurance age 40 qualifying for preferred nontobacco rates. We assume the specified amount to be $400,000 for VUL IV – NY. For VUL IV ES – NY, we assume the specified amount to be $2,000,000.

Lapse or surrender	Maximum surrender charge for:
at beginning of year	VUL IV – NY	VUL IV ES – NY

1	$4,168.00	$20,840.00

2	4,168.00	20,840.00

3	4,168.00	20,840.00

4	4,168.00	20,840.00

5	4,168.00	20,840.00

6	4,098.53	20,492.67

7	3,264.93	16,324.67

8	2,431.33	12,156.67

9	1,597.73	7,988.67

10	764.13	3,820.67

11	0.00	0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

If you have the AdvanceSource rider on your policy, once notice of claim is received partial surrenders are no longer allowed.

MORTALITY AND EXPENSE RISK CHARGE
We deduct this charge from the subaccounts. It is equal, on an annual basis, to .9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals .45% for VUL IV – NY and .3% for VUL IV ES – NY. For years 21 and after, this charge equals .3% for VUL IV – NY and .2% for VUL IV ES – NY. We reserve the right to charge up to .9% for both VUL IV – NY and VUL IV ES – NY for all policy years. Computed daily, the charge primarily compensates us for:

•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.

•	Expense risk — the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS
Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund’s prospectus.

EFFECT OF LOADS, FEES AND CHARGES
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

•	cost of insurance charges;

•	surrender charges;

•	cost of optional insurance benefits;

•	policy fees;

•	mortality and expense risk charges; and

•	annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

22  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

OTHER INFORMATION ON CHARGES
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 20 Madison Avenue Extension, P.O. Box 5144, Albany, NY 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

The Variable Account and the Funds

The variable account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Funds available under the policy: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds may create potential conflicts of interest: We or our affiliates receive from each of the funds, or the funds’ affiliates, varying levels and types of revenue, including but not limited to expense payments and

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  23

non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) and Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds).

Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on policy values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.69% of the average daily net assets invested in the underlying funds through this policy and other policies and contracts that we and our affiliate life insurance company issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this policy and other policies and contracts that we and our affiliates issue. Please see the Statement of Additional Information (SAI) for a table that ranks the underlying funds according to total dollar amounts that their affiliates paid us or our affiliates in the prior calendar year.

Expense payments, non-cash compensation and other forms of revenue may influence recommendations your sales representative makes regarding whether you should invest in the policy and whether you should allocate premiums or policy value to a subaccount that invests in a particular fund (see “Distribution of the Policy”).

The revenue we and/or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the policy (see “Fee Tables”). However, the revenue we and/or affiliates receive from a fund or its affiliates may come, at least in part, from the fund’s fees and expenses you pay indirectly when you allocate policy value to the subaccount that invests in that fund.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues, including, but not limited to expense payments and non-cash compensation for various purposes including:

•	Compensating, training and educating sales representatives who sell the policies.

•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to prospective and existing policy owners, authorized selling firms and sales representatives.

•	Providing sub-transfer agency and shareholder servicing to policy owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the policies.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

24  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP International, Class II	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

Calvert VP SRI Balanced Portfolio	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability and social responsibility factors.	Calvert Investment Management, Inc., adviser. New Amsterdam Partners LLC, subadviser on equity portion; no subadviser on fixed-income portion.

Columbia Variable Portfolio – Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (previously Columbia Variable Portfolio – Emerging Markets Opportunity Fund (Class 3))	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  25

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income, with capital growth as a secondary objective.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

26  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (previously Columbia Variable Portfolio – Short Duration U.S. Government Fund (Class 3))	Seeks high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.	Columbia Management Investment Advisers, LLC

Credit Suisse Trust – Commodity Return Strategy Portfolio	The fund is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS”).	Credit Suisse Asset Management, LLC

Eaton Vance VT Floating-Rate Income Fund	Seeks high level of current income.	Eaton Vance Management

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value it believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either “growth” stocks or “value” stocks or both.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Global Real Estate Securities Fund – Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC

FTVIPT Franklin Small Cap Value Securities Fund – Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC

FTVIPT Mutual Shares Securities Fund – Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  27

Investing In	Investment Objective and Policies	Investment Adviser
Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares (previously Invesco Van Kampen V.I. – American Franchise Fund, Series II Shares)	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares (previously Invesco Van Kampen V.I. – Comstock Fund, Series II Shares)	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.

Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series I Shares (previously Invesco Van Kampen V.I. – Mid Cap Growth Fund, Series I Shares)	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares (previously Invesco Van Kampen V.I. – Mid Cap Growth Fund, Series II Shares)	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Janus Aspen Series Global Technology Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Janus Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Overseas Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® Investors Growth Stock Series – Service Class	Seeks capital appreciation.	MFS® Investment Management

28  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
MFS® New Discovery Series – Service Class	Seeks capital appreciation.	MFS® Investment Management

MFS® Utilities Series – Service Class	Seeks total return.	MFS® Investment Management

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

Oppenheimer Global Fund/VA, Service Shares (previously Oppenheimer Global Securities Fund/VA, Service Shares)	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (previously Oppenheimer Main Street Small – & Mid-Cap Fund®/VA, Service Shares)	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

Putnam VT Global Health Care Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

Putnam VT International Equity Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

Putnam VT Multi-Cap Growth Fund – Class IB Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC

Variable Portfolio – Aggressive Portfolio (Class 2)	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  29

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Aggressive Portfolio (Class 4)	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Columbia Variable Portfolio – Global Inflation Protected Securities Fund (Class 3))	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

Variable Portfolio – Conservative Portfolio (Class 2)	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Conservative Portfolio (Class 4)	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 2)	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 4)	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

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Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, Inc., Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investment Partners, Inc., subadvisers.

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (previously Variable Portfolio – Davis New York Venture Fund (Class 3))	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – Victory Established Value Fund (Class 3) (previously Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Class 3))	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

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Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS
We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio – Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See “Transfers Between the Fixed Account and Subaccounts.”)

If the Columbia Variable Portfolio – Cash Management Fund liquidates, we will delay payments of any transfer, surrender, loan or death benefit from the fund until the fund is liquidated.

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance department.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

The Fixed Account

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in “Transfers Between the Fixed Account and Subaccounts”). Amounts allocated to the fixed account become part of our general account. The general account includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefits. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-

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income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

Placing policy value in the fixed account does not entitle you to share in the fixed account’s investment experience, nor does it expose you to the account’s investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 3% (4% for prior policies), independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 3% (4% for prior policies), although we may do so at our sole discretion. Rates higher than 3% (4% for prior policies) may change from time to time, at our discretion, and will be based on reasonable assumptions as to investment income, mortality, persistency and expenses. We will not credit interest in excess of 3% (4% for prior policies) on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing Your Policy

APPLICATION
Your sales representative will help you complete an application and send it along with your initial premium payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:

•	select a specified amount of insurance;

•	select a death benefit option;

•	designate a beneficiary; and

•	state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Rate classification: The rate classification is based on the insured’s health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges” and “Charges for Optional Insurance Benefits.”)

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the insured’s lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premium in effect in order to keep the policy in force.

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You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured’s attained insurance age 100.

Allocation of premiums: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

Additional premiums: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

LIMITATIONS ON USE OF THE POLICY
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner’s access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

•	the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

•	interest credited; minus

•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

•	any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

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Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

•	additional net premiums allocated to the subaccounts;

•	transfers into or out of the subaccounts;

•	partial surrenders and partial surrender fees;

•	surrender charges; and/or

•	monthly deductions.

Accumulation unit values will fluctuate due to:

•	changes in underlying fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions in good order under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

Transactions include:

•	premium payments;

•	loan requests and repayments;

•	surrender requests; and

•	transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request in good order. On the other hand, if we receive your transaction request in good order at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Keeping The Policy in Force

MINIMUM INITIAL PREMIUM PERIOD
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under “Policy Data,” if:

•	on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

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•	the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness, equals or exceeds the minimum initial premium, as shown in your policy under “Policy Data,” times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.

NO LAPSE GUARANTEES
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following two NLG options:

No Lapse Guarantee to Age 70 (NLG-70): This option guarantees the policy will not lapse before the insured’s attained insurance age 70 (or 10 years, if later).

The NLG-70 will remain in effect as long as:

•	the sum of premiums paid; minus

•	partial surrenders; minus

•	outstanding indebtedness; equals or exceeds

•	the NLG-70 premiums due since the policy date.

The NLG-70 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG-70 in effect, the NLG-70 will terminate. Your policy will also lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-70 may be reinstated within two years of its termination if the policy is in force.

No Lapse Guarantee to Age 100 (NLG-100): This option guarantees the policy will not lapse before the insured’s attained insurance age 100.

The NLG-100 will remain in effect as long as:

•	the sum of premiums paid; minus

•	partial surrenders; minus

•	outstanding indebtedness; equals or exceeds

•	the NLG-100 premiums due since the policy date.

The NLG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-100 will be in effect. If the NLG-100 is not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

The NLG-100 is not available when you add AdvanceSource rider to your policy.

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither of the NLGs nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will then mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

If you have the AdvanceSource rider on your policy and the AdvanceSource rider terminates at the end of the grace period while the accelerated benefit insured is chronically ill, the rider may be reinstated provided the accelerated benefit insured submits a written request within five months after the date of termination and provided that certain other conditions are met. Certain conditions are listed in the rider. The reinstated rider will not provide monthly benefit payments during the period of lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the accelerated benefit insured’s request.

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REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

•	a written request;

•	evidence satisfactory to us that the insured remains insurable;

•	payment of the premium we specify; and

•	payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT
During the first two years after we issue the policy, if it has not lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

A transfer for this purpose has no effect on the policy’s death benefit, specified amount, net amount at risk, rate classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.

PAID-UP INSURANCE OPTION
You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy’s maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its cash surrender value, cannot be greater than your current policy’s death benefit, minus its policy value (both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured’s death, you may surrender the paid-up insurance for its cash surrender value.

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

•	the specified amount; or

•	a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

•	the policy value plus the specified amount; or

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•	a percentage of policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Example	Option 1	Option 2

Specified amount	$100,000	$100,000

Policy value	$5,000	$5,000

Death benefit	$100,000	$105,000

Policy value increases to	$8,000	$8,000

Death benefit	$100,000	$108,000

Policy value decreases to	$3,000	$3,000

Death benefit	$100,000	$103,000
If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower, for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured’s attained insurance age 100, the death benefit amount will be the greater of:

•	the policy value on the death benefit valuation date; or

•	the policy value at the insured’s attained insurance age 100.

If you have the AdvanceSource rider on your policy: The proceeds payable upon death of the accelerated benefit insured on or after the insured’s attained insurance age 100 anniversary is reduced by each AdvanceSource rider benefit paid.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

•	Monthly deduction because the cost of insurance charges depends upon the specified amount.

•	Minimum initial premium.

•	Charges for certain optional insurance benefits.

The surrender charge will not be affected.

If you have the AdvanceSource rider on your policy: Option 2 is not available.

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured’s attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

•	Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

•	Charges for certain optional insurance benefits may increase.

•	The minimum initial premium and the NLG premiums will increase.

•	The surrender charge will increase.

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At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless any of the NLG options or the minimum initial premium period is in effect.

Decreases: After the first policy year, you may decrease the specified amount(1), subject to all the following limitations:

•	Only one decrease per policy year is allowed.

•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

•	After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

•	In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% for 2001 CSO Policies (50% for all other policies) of the initial specified amount.

•	In policy years 6-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

•	In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

•	In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.

•	The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

Example
This example for 2001 CSO Policies assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:

Maximum reduction in initial specified amount in policy year 10:	$100,000 x .50	=	$50,000
Maximum reduction in increase in specified amount during the fourth policy year of increase:	$100,000 x .25	=	+25,000

Maximum permitted reduction in current specified amount:			$75,000
Current specified amount before reduction:			$200,000
Minus maximum permitted reduction in current specified amount:			-75,000

Specified amount after reduction			$125,000

A decrease in specified amount will affect your costs as follows:

•	Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

•	Charges for certain optional insurance benefits may decrease.

•	The minimum initial premium and the NLG premiums will decrease.

•	The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

•	First from the portion due to the most recent increase;

•	Next from portions due to the next most recent increases successively; and

•	Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

(1) If you have the AdvanceSource rider on your policy and request a decrease in the policy specified amount, including decreases due to partial surrenders, you may impact the AdvanceSource rider specified amount and the remaining amount to be accelerated. After a decrease in the policy specified amount, if the remaining amount to be accelerated dividend by the new policy specified amount is greater than the maximum rider specified amount percent shown in the “Policy Data” section of the policy, then the rider specified amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

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MISSTATEMENT OF AGE OR SEX
If the insured’s age or sex has been misstated, the proceeds payable upon death will be:

•	the policy value on the date of death; plus

•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

•	the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

If you have the AdvanceSource rider on your policy, once benefit payments begin, any value in your subaccounts will be transferred to the fixed account as well as all future premium payments. Transfers to the subaccounts will not be allowed. At the end of the period of coverage, the portion of the policy value in excess of indebtedness due to us will remain in the fixed account until written request is made to transfer to any subaccounts. The request must be made within 30 days after the end of the period of coverage.

RESTRICTIONS ON TRANSFERS
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the policy. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

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In order to help protect you and the underlying fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

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•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, and the risks that market timing pose to that fund and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

FIXED ACCOUNT TRANSFER POLICIES

•	You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

•	If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

•	If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

•	We will not accept requests for transfers from the fixed account at any other time.

•	If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

•	For mail and telephone transfers — $250 or the entire subaccount balance, whichever is less.

•	For automated transfers — $50.

From the fixed account to a subaccount:

•	For mail and telephone transfers — $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

•	For automated transfers — $50.

MAXIMUM TRANSFER AMOUNTS
None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.

AUTOMATED TRANSFERS
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.

Automated transfer policies

•	Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

•	You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

•	If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

•	If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

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•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)

•	You may make automated transfers by choosing a schedule we provide.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		June	100	18	5.56

		July	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.

ASSET REBALANCING
Subject to availability, you can ask us in writing to reallocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

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Policy Loans

You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in good order at our home office (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS
$500 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

•	90% of the policy value minus surrender charges.

•	For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS
Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS
We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro-rata basis. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account at the applicable guaranteed interest rate. (See “The Fixed Account.”) A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee period to terminate.

If you have the AdvanceSource rider on your policy, upon notice of claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider monthly benefit payment, that benefit payment will be reduced to repay a portion of the policy loan.

Policy Surrenders

You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may

44  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

also request that payment be wired to your bank. We will charge a fee if you request an electronic fund transfer to your bank. For instructions, please contact your sales representative.

TOTAL SURRENDERS
If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See “Loads, Fees and Charges.”)

PARTIAL SURRENDERS
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s cash surrender value. Partial surrenders by telephone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effect of partial surrenders

•	A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See “Fee Tables” and “Loads, Fees and Charges.”)

•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

•	A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

•	If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

1.	First from the specified amount provided by the most recent increase;

2.	Next from the next most recent increases successively;

3.	Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)

•	If Option 2 is in effect, a partial surrender does not affect the specified amount.

Two Ways to Request a Transfer, Loan or Surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number* when you request a transfer, loan or partial surrender.

 1  By mail

Regular mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12203

Express mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.

 2  By phone
1-800-541-2251 (toll free)
1-518-869-8613 (local)

•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

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•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

Payment of Policy Proceeds

We will pay policy proceeds when:

•	you surrender the policy; or

•	the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). Additional options available under the policy are described in “Payment Options.” We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on death proceeds from the date of the insured’s death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

PAYMENT OPTIONS
During the insured’s lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.

Option A — Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS
We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

•	the payment includes a premium payment check that has not cleared;

•	the NYSE is closed, except for normal holiday and weekend closings;

•	trading on the NYSE is restricted, according to SEC rules;

•	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

•	the SEC permits us to delay payments for the protection of security holders.

•	the Columbia Variable Portfolio – Cash Management Fund suspends payments of redemption proceeds in connection with a liquidation of the fund. In that case we will delay payment of any transfer, surrender, loan or death benefit from the fund until the fund is liquidated.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request in good order. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal Taxes

The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based

46  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.

You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Federal income tax reporting and withholding: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.

Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts’ assets.

RIVERSOURCE LIFE OF NY’S TAX STATUS
We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it.

TAXATION OF POLICY PROCEEDS
Death benefit proceeds: The death benefit paid to the beneficiary generally is not considered income to the beneficiary and is not subject to federal income taxes. When the proceeds are paid on or after the insured’s attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are taxable and may be reported to the IRS.

Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary’s investment in the policy and will not be taxed. The beneficiary’s investment in the policy is the death benefit proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS.

Pre-death proceeds (See the following table.): Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan, assignment of policy value, or payment options may be subject to federal income tax as ordinary income to the extent of any earnings in the contract. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59 1/2. (See “Penalty tax” under “Modified Endowment Contracts.”)

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Source of Proceeds	Taxable Portion of Pre-death Proceeds

Non-Modified Endowment Contracts:	Taxable portion of pre-death proceeds:

Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings generated in the policy — earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings generated in the policy — earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon lapse of the policy.

Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death proceeds:

Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings generated in the policy — earnings in policy cash value and earnings previously taken via existing loans.

Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1)

Partial Surrenders:	You will be taxed on the lesser of: • the amount received; or • policy value minus your investment in the policy.(1)

Policy loans and assignments and pledges:	You will be taxed on the lesser of: • the amount of the loan/assignment; or • policy value minus your investment in the policy.(1)

Payment Options: Pre-death proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).

(2)	However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to “full surrender” or “lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.

(3)	Any taxable portion of pre-death proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

MODIFIED ENDOWMENT CONTRACTS
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

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If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.

We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)

Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit,(1) is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

•	the distribution occurs on or after the date that the owner attains age 59 1/2;

•	the distribution is attributable to the owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner’s beneficiary.

(See “Taxation of Policy Proceeds” “Pre-death proceeds” and accompanying table.)

(1)	Please note that any Base Insured Rider (BIR) or Other Insured Rider (OIR) currently in force on a policy cannot be increased. Also, these riders are no longer available for purchase.

OTHER TAX CONSIDERATIONS
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within the either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (indebtedness incurred or continued to

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purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).

Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.

1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed under the Code.

Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. All of these laws are subject to change.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased by a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed by a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.

Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.

The four specified conditions are:

•	The insured was an employee at any time during the 12-month period before the insured’s death;

•	The insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

•	The death benefits are paid to a member of the family of the insured, any individual who is the designated beneficiary of the insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated beneficiary, or the estate of the insured; or

•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary, or the estate of the insured.

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The notice and consent requirements are met if, before the issuance of the policy, the employee:

•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;

•	Provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment; and

•	Is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the employee.

AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.

SPLIT DOLLAR ARRANGEMENTS
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.

A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.

Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the cash surrender value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.

The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.

Under a special rule, any arrangement between an owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the cash surrender value of the contract provided to the employee during a taxable year.

Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.

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Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.

•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.

The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).

•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit proceeds or its cash surrender value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.

If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.

EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the insured is paid to a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

Taxation — Determined by Policy ownership
The regulations provide rules for determining the owner and the non-owner of the life insurance contract. The general rule is that the owner is the person named as the policy owner. If two or more persons are designated as the policy owners, the first-named person generally is treated as the owner of the entire contract. If two or more persons are named as the policy owners and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, however, those persons are treated as owners of separate contracts. The general rule that the person named as the policy owner is treated as the owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).

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The regulations add attribution rules to determine the owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the owner of the life insurance contract if the owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.

If you are considering a split dollar arrangement, you should consult your legal and tax advisor.

Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.

Distribution of the Policy

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Policy

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.

•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.

Payments to the Selling Firms

•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 95% (85% for VUL IV ES – NY prior policies) of the initial target premium when the policy is sold, plus 2.75% (3.5% and 2.5%, respectively, for VUL IV – NY and VUL IV ES – NY prior policies) of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay selling firms a service fee of up to .125% of the policy value, less indebtedness. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on which subaccounts you choose to allocate your premiums.

•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;

—	providing services to policy owners; and

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—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

Sources of Payments to Selling Firms

•	We pay the commissions and other compensation described above from our assets.

•	Our assets may include:

—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);

—	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

—	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:

—	fees and expenses we collect from policy owners, including surrender charges; and

—	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.

Payments to Sales Representatives

•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.

•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.

Legal Proceedings

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

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Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or telephone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS*
Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

Expenses: The policy values illustrated reflect the deduction of the following expenses:

•	Premium expense charges;

•	Cost of insurance charges;

•	Policy fees;

•	Mortality and expense risk charges; and

•	Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

•	Current and guaranteed charges for the policies; and

•	Current and guaranteed charges for prior policies.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled “Fee Tables” and “Loads, Fees and Charges.” These sections describe where these charges differ between VUL IV – NY and VUL IV ES – NY. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges (see “Fee Tables”) would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the fee tables. The arithmetic average of all fund operating expenses used in the following illustrations is 1.03% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund operating expenses.

Risk classification of the insured:* The illustrations assume the insured is a male, age 40, in our preferred nontobacco risk classification. Illustrated policy values would be lower if this assumed insured did not qualify as a nontobacco risk or nonsmoker risk, as applicable.

Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

Premiums: The illustrations for VUL IV – NY assume that a premium of $4,500 is paid in full at the beginning of each policy year. For prior policies, the illustrations for VUL IV – NY assume that a premium of $3,500 is paid in full at the beginning of each policy year. The illustrations for VUL IV – NY 2001 CSO Policies assume that a premium of $3,500 is paid in full at the beginning of each policy year. The illustrations VUL IV ES – NY assume that a premium of $30,000 is paid in full at the beginning of each policy year. For prior policies, the illustration for VUL IV ES – NY assume that a premium of $25,000 is paid in full at the beginning of each policy year. The illustrations for VUL IV ES – NY 2001 CSO Policies assume that a premium of $25,000 is paid in full at the beginning of each policy year. Results would differ if:

•	Premiums were not paid in full at the beginning of each policy year.

•	Premium amounts were different.

Loans and partial surrenders: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

* In prior policies, the “preferred nontobacco” risk classification was the “preferred nonsmoker” risk classification.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  55

VUL IV – NY
Illustration									For 2001 CSO policies

Initial specified amount $400,000			Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $3,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$3,675	$400,000	$400,000	$400,000	$2,772	$2,957	$3,143	$—	$—	$—
2	7,534	400,000	400,000	400,000	5,436	5,979	6,544	1,268	1,811	2,376
3	11,585	400,000	400,000	400,000	8,006	9,080	10,245	3,838	4,912	6,077
4	15,840	400,000	400,000	400,000	10,462	12,242	14,253	6,294	8,074	10,085
5	20,307	400,000	400,000	400,000	12,806	15,469	18,599	8,638	11,301	14,431

6	24,997	400,000	400,000	400,000	15,018	18,740	23,298	11,684	15,405	19,964
7	29,922	400,000	400,000	400,000	17,114	22,071	28,399	14,613	19,570	25,899
8	35,093	400,000	400,000	400,000	19,106	25,477	33,959	17,439	23,810	32,292
9	40,523	400,000	400,000	400,000	21,009	28,975	40,037	20,175	28,141	39,204
10	46,224	400,000	400,000	400,000	22,825	32,568	46,690	22,825	32,568	46,690

15	79,301	400,000	400,000	400,000	31,836	53,835	93,430	31,836	53,835	93,430
20	121,517	400,000	400,000	400,000	37,442	77,789	168,973	37,442	77,789	168,973
25	175,397	400,000	400,000	400,000	37,215	103,362	294,743	37,215	103,362	294,743
30	244,163	400,000	400,000	587,160	27,484	128,394	506,173	27,484	128,394	506,173
35	331,927	400,000	400,000	913,574	623	148,778	853,807	623	148,778	853,807

40	443,939	—	400,000	1,499,307	—	154,617	1,427,911	—	154,617	1,427,911
45	586,898	—	400,000	2,474,816	—	119,271	2,356,968	—	119,271	2,356,968
50	769,354	—	—	4,028,736	—	—	3,836,891	—	—	3,836,891
55	1,002,219	—	—	6,323,786	—	—	6,261,174	—	—	6,261,174
60	1,299,420	—	—	10,417,668	—	—	10,417,668	—	—	10,417,668

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

56  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

VUL IV Estate Series – NY
Illustration									For 2001 CSO policies

Initial specified amount $2,000,000			Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $25,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$26,250	$2,000,000	$2,000,000	$2,000,000	$21,027	$22,389	$23,753	$187	$1,549	$2,913
2	53,813	2,000,000	2,000,000	2,000,000	41,386	45,422	49,625	20,546	24,582	28,785
3	82,753	2,000,000	2,000,000	2,000,000	61,153	69,192	77,903	40,313	48,352	57,063
4	113,141	2,000,000	2,000,000	2,000,000	80,229	93,620	108,720	59,389	72,780	87,880
5	145,048	2,000,000	2,000,000	2,000,000	98,634	118,743	142,349	77,794	97,903	121,509

6	178,550	2,000,000	2,000,000	2,000,000	116,496	144,713	179,207	99,824	128,041	162,535
7	213,728	2,000,000	2,000,000	2,000,000	133,720	171,461	219,524	121,216	158,957	207,020
8	250,664	2,000,000	2,000,000	2,000,000	150,485	199,196	263,837	142,149	190,860	255,501
9	289,447	2,000,000	2,000,000	2,000,000	166,858	228,020	312,621	162,690	223,852	308,453
10	330,170	2,000,000	2,000,000	2,000,000	182,847	257,983	366,343	182,847	257,983	366,343

15	566,437	2,000,000	2,000,000	2,000,000	263,458	437,446	747,511	263,458	437,446	747,511
20	867,981	2,000,000	2,000,000	2,000,000	327,244	653,836	1,380,129	327,244	653,836	1,380,129
25	1,252,836	2,000,000	2,000,000	2,981,912	365,650	915,174	2,444,190	365,650	915,174	2,444,190
30	1,744,020	2,000,000	2,000,000	4,869,471	365,044	1,232,804	4,197,820	365,044	1,232,804	4,197,820
35	2,370,908	2,000,000	2,000,000	7,589,287	296,183	1,632,722	7,092,792	296,183	1,632,722	7,092,792

40	3,170,994	2,000,000	2,278,303	12,492,935	95,019	2,169,812	11,898,034	95,019	2,169,812	11,898,034
45	4,192,129	—	2,979,976	20,711,765	—	2,838,072	19,725,490	—	2,838,072	19,725,490
50	5,495,385	—	3,817,067	33,899,289	—	3,635,302	32,285,037	—	3,635,302	32,285,037
55	7,158,706	—	4,682,944	53,476,506	—	4,636,578	52,947,036	—	4,636,578	52,947,036
60	9,281,573	—	5,992,075	88,463,985	—	5,992,075	88,463,985	—	5,992,075	88,463,985

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  57

VUL IV – NY
Illustration									For 2001 CSO policies

Initial specified amount $400,000			Male — age 40					Guaranteed costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $3,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$3,675	$400,000	$400,000	$400,000	$2,636	$2,817	$2,998	$—	$—	$—
2	7,534	400,000	400,000	400,000	5,167	5,692	6,240	999	1,524	2,072
3	11,585	400,000	400,000	400,000	7,594	8,630	9,753	3,426	4,462	5,585
4	15,840	400,000	400,000	400,000	9,910	11,621	13,554	5,742	7,453	9,386
5	20,307	400,000	400,000	400,000	12,106	14,658	17,662	7,938	10,490	13,494

6	24,997	400,000	400,000	400,000	14,173	17,732	22,097	10,838	14,398	18,763
7	29,922	400,000	400,000	400,000	16,114	20,846	26,897	13,613	18,345	24,396
8	35,093	400,000	400,000	400,000	17,955	24,027	32,124	16,287	22,359	30,457
9	40,523	400,000	400,000	400,000	19,709	27,289	37,837	18,875	26,455	37,003
10	46,224	400,000	400,000	400,000	21,367	30,627	44,076	21,367	30,627	44,076

15	79,301	400,000	400,000	400,000	27,382	47,653	84,440	27,382	47,653	84,440
20	121,517	400,000	400,000	400,000	27,754	63,332	145,704	27,754	63,332	145,704
25	175,397	400,000	400,000	400,000	19,309	74,324	241,893	19,309	74,324	241,893
30	244,163	—	400,000	465,459	—	74,500	401,258	—	74,500	401,258
35	331,927	—	400,000	705,921	—	51,450	659,739	—	51,450	659,739

40	443,939	—	—	1,128,344	—	—	1,074,613	—	—	1,074,613
45	586,898	—	—	1,806,791	—	—	1,720,753	—	—	1,720,753
50	769,354	—	—	2,836,008	—	—	2,700,960	—	—	2,700,960
55	1,002,219	—	—	4,293,407	—	—	4,250,898	—	—	4,250,898
60	1,299,420	—	—	6,890,072	—	—	6,890,072	—	—	6,890,072

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

58  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

VUL IV Estate Series – NY
Illustration									For 2001 CSO policies

Initial specified amount $2,000,000			Male — age 40					Guaranteed costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $25,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$26,250	$2,000,000	$2,000,000	$2,000,000	$20,645	$21,995	$23,346	$—	$1,155	$2,506
2	53,813	2,000,000	2,000,000	2,000,000	40,632	44,620	48,774	19,792	23,780	27,934
3	82,753	2,000,000	2,000,000	2,000,000	59,979	67,910	76,506	39,139	47,070	55,666
4	113,141	2,000,000	2,000,000	2,000,000	78,646	91,841	106,726	57,806	71,001	85,886
5	145,048	2,000,000	2,000,000	2,000,000	96,595	116,393	139,643	75,755	95,553	118,803

6	178,550	2,000,000	2,000,000	2,000,000	113,790	141,545	175,493	97,118	124,873	158,821
7	213,728	2,000,000	2,000,000	2,000,000	130,253	167,335	214,596	117,749	154,831	202,092
8	250,664	2,000,000	2,000,000	2,000,000	146,112	193,916	257,420	137,776	185,580	249,084
9	289,447	2,000,000	2,000,000	2,000,000	161,438	221,384	304,422	157,270	217,216	300,254
10	330,170	2,000,000	2,000,000	2,000,000	176,190	249,736	355,999	176,190	249,736	355,999

15	566,437	2,000,000	2,000,000	2,000,000	237,505	402,152	697,741	237,505	402,152	697,741
20	867,981	2,000,000	2,000,000	2,000,000	270,017	567,858	1,242,142	270,017	567,858	1,242,142
25	1,252,836	2,000,000	2,000,000	2,600,030	260,210	741,780	2,131,172	260,210	741,780	2,131,172
30	1,744,020	2,000,000	2,000,000	4,111,738	184,553	916,723	3,544,601	184,553	916,723	3,544,601
35	2,370,908	—	2,000,000	6,200,018	—	1,083,819	5,794,410	—	1,083,819	5,794,410

40	3,170,994	—	2,000,000	9,876,001	—	1,215,761	9,405,716	—	1,215,761	9,405,716
45	4,192,129	—	2,000,000	15,781,014	—	1,242,376	15,029,537	—	1,242,376	15,029,537
50	5,495,385	—	2,000,000	24,738,043	—	906,899	23,560,041	—	906,899	23,560,041
55	7,158,706	—	—	37,419,482	—	—	37,048,992	—	—	37,048,992
60	9,281,573	—	—	60,019,629	—	—	60,019,629	—	—	60,019,629

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  59

VUL IV – NY
Illustration									For Pre 2001 CSO Policies

Initial specified amount $400,000				Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nontobacco						Annual premium $4,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$4,725	$400,000	$400,000	$400,000	$3,474	$3,709	$3,944	$—	$—	$—
2	9,686	400,000	400,000	400,000	6,864	7,552	8,270	2,696	3,384	4,102
3	14,896	400,000	400,000	400,000	10,149	11,513	12,991	5,981	7,345	8,823
4	20,365	400,000	400,000	400,000	13,355	15,620	18,176	9,187	11,452	14,008
5	26,109	400,000	400,000	400,000	16,461	19,857	23,848	12,293	15,689	19,680

6	32,139	400,000	400,000	400,000	19,459	24,220	30,048	16,124	20,886	26,714
7	38,471	400,000	400,000	400,000	22,350	28,716	36,832	19,849	26,215	34,331
8	45,120	400,000	400,000	400,000	25,170	33,384	44,296	23,503	31,717	42,629
9	52,101	400,000	400,000	400,000	27,944	38,256	52,534	27,110	37,422	51,701
10	59,431	400,000	400,000	400,000	30,671	43,339	61,627	30,671	43,339	61,627

15	101,959	400,000	400,000	400,000	44,173	73,363	125,412	44,173	73,363	125,412
20	156,237	400,000	400,000	400,000	54,278	108,768	230,020	54,278	108,768	230,020
25	225,511	400,000	400,000	495,764	59,108	150,251	406,364	59,108	150,251	406,364
30	313,924	400,000	400,000	808,271	55,471	198,116	696,786	55,471	198,116	696,786
35	426,763	400,000	400,000	1,256,030	36,730	253,720	1,173,860	36,730	253,720	1,173,860

40	570,779	—	400,000	2,059,870	—	321,383	1,961,781	0	321,383	1,961,781
45	754,583	—	436,505	3,399,003	—	415,719	3,237,146	0	415,719	3,237,146
50	989,169	—	560,601	5,533,875	—	533,905	5,270,357	—	533,905	5,270,357
55	1,288,567	—	688,706	8,687,858	—	681,887	8,601,840	—	681,887	8,601,840
60	1,670,683	—	881,641	14,310,151	—	881,641	14,310,151	—	881,641	14,310,151

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

60  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

VUL IV Estate Series – NY
Illustration									For Pre 2001 CSO Policies

Initial specified amount $2,000,000				Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nontobacco						Annual premium $30,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$31,500	$2,000,000	$2,000,000	$2,000,000	$25,473	$27,116	$28,760	$4,633	$6,276	$7,920
2	64,575	2,000,000	2,000,000	2,000,000	50,319	55,199	60,280	29,479	34,359	39,440
3	99,304	2,000,000	2,000,000	2,000,000	74,553	84,296	94,849	53,713	63,456	74,009
4	135,769	2,000,000	2,000,000	2,000,000	98,247	114,513	132,845	77,407	93,673	112,005
5	174,057	2,000,000	2,000,000	2,000,000	121,358	145,844	174,566	100,518	125,004	153,726

6	214,260	2,000,000	2,000,000	2,000,000	143,845	178,287	220,347	127,173	161,615	203,675
7	256,473	2,000,000	2,000,000	2,000,000	165,670	211,843	270,563	153,166	199,339	258,059
8	300,797	2,000,000	2,000,000	2,000,000	186,958	246,677	325,791	178,622	238,341	317,455
9	347,337	2,000,000	2,000,000	2,000,000	207,775	282,902	386,612	203,607	278,734	382,444
10	396,204	2,000,000	2,000,000	2,000,000	228,131	320,584	453,609	228,131	320,584	453,609

15	679,725	2,000,000	2,000,000	2,000,000	330,916	546,361	928,922	330,916	546,361	928,922
20	1,041,578	2,000,000	2,000,000	2,306,511	416,992	823,424	1,721,277	416,992	823,424	1,721,277
25	1,503,404	2,000,000	2,000,000	3,712,658	479,998	1,168,008	3,043,162	479,998	1,168,008	3,043,162
30	2,092,824	2,000,000	2,000,000	6,057,680	508,386	1,603,166	5,222,138	508,386	1,603,166	5,222,138
35	2,845,090	2,000,000	2,319,616	9,437,980	477,477	2,167,866	8,820,542	477,477	2,167,866	8,820,542

40	3,805,193	2,000,000	3,025,502	15,533,354	334,618	2,881,431	14,793,670	334,618	2,881,431	14,793,670
45	5,030,555	—	3,939,864	25,752,009	—	3,752,251	24,525,723	—	3,752,251	24,525,723
50	6,594,462	—	5,031,349	42,160,848	—	4,791,761	40,153,189	—	4,791,761	40,153,189
55	8,590,447	—	6,158,608	66,527,714	—	6,097,631	65,869,024	—	6,097,631	65,869,024
60	11,137,887	—	7,864,262	110,046,764	—	7,864,262	110,046,764	—	7,864,262	110,046,764

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  61

VUL IV – NY
Illustration									For 2001 CSO policies

Initial specified amount $400,000			Male — age 40					Guaranteed costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $4,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$4,725	$400,000	$400,000	$400,000	$3,244	$3,471	$3,699	$—	$—	$—
2	9,686	400,000	400,000	400,000	6,362	7,020	7,707	2,194	2,852	3,539
3	14,896	400,000	400,000	400,000	9,359	10,652	12,055	5,191	6,484	7,887
4	20,365	400,000	400,000	400,000	12,226	14,359	16,771	8,058	10,191	12,603
5	26,109	400,000	400,000	400,000	14,955	18,135	21,880	10,787	13,967	17,712

6	32,139	400,000	400,000	400,000	17,538	21,973	27,416	14,204	18,638	24,082
7	38,471	400,000	400,000	400,000	19,979	25,878	33,426	17,478	23,377	30,926
8	45,120	400,000	400,000	400,000	22,270	29,844	39,953	20,603	28,177	38,285
9	52,101	400,000	400,000	400,000	24,404	33,865	47,042	23,570	33,031	46,208
10	59,431	400,000	400,000	400,000	26,373	37,935	54,748	26,373	37,935	54,748

15	101,959	400,000	400,000	400,000	33,096	58,403	104,528	33,096	58,403	104,528
20	156,237	400,000	400,000	400,000	32,607	77,118	181,127	32,607	77,118	181,127
25	225,511	400,000	400,000	400,000	20,382	89,721	304,578	20,382	89,721	304,578
30	313,924	—	400,000	589,350	—	86,828	508,060	0	86,828	508,060
35	426,763	—	400,000	887,904	—	46,809	829,817	—	46,809	829,817

40	570,779	—	—	1,412,066	—	—	1,344,825	—	—	1,344,825
45	754,583	—	—	2,244,850	—	—	2,137,953	—	—	2,137,953
50	989,169	—	—	3,489,966	—	—	3,323,778	—	—	3,323,778
55	1,288,567	—	—	5,250,901	—	—	5,198,912	—	—	5,198,912
60	1,670,683	—	—	8,428,216	—	—	8,428,216	—	—	8,428,216

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

62  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

VUL IV Estate Series – NY
Illustration									For Pre 2001 CSO Policies

Initial specified amount $2,000,000				Male — age 40				Guaranteed costs assumed
Death benefit Option 1			Preferred nontobacco					Annual premium $30,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$31,500	$2,000,000	$2,000,000	$2,000,000	$23,689	$25,274	$26,862	$2,849	$4,434	$6,022
2	64,575	2,000,000	2,000,000	2,000,000	46,630	51,282	56,131	25,790	30,442	35,291
3	99,304	2,000,000	2,000,000	2,000,000	68,843	78,065	88,068	48,003	57,225	67,228
4	135,769	2,000,000	2,000,000	2,000,000	90,292	105,609	122,901	69,452	84,769	102,061
5	174,057	2,000,000	2,000,000	2,000,000	110,942	133,902	160,890	90,102	113,062	140,050

6	214,260	2,000,000	2,000,000	2,000,000	130,760	162,934	202,325	114,088	146,262	185,653
7	256,473	2,000,000	2,000,000	2,000,000	149,772	192,755	247,591	137,268	180,251	235,087
8	300,797	2,000,000	2,000,000	2,000,000	167,945	223,361	297,059	159,609	215,025	288,723
9	347,337	2,000,000	2,000,000	2,000,000	185,249	254,753	351,151	181,081	250,585	346,983
10	396,204	2,000,000	2,000,000	2,000,000	201,657	286,935	410,341	201,657	286,935	410,341

15	679,725	2,000,000	2,000,000	2,000,000	267,356	458,225	802,418	267,356	458,225	802,418
20	1,041,578	2,000,000	2,000,000	2,000,000	297,243	643,250	1,433,795	297,243	643,250	1,433,795
25	1,503,404	2,000,000	2,000,000	3,000,711	271,963	835,557	2,459,599	271,963	835,557	2,459,599
30	2,092,824	2,000,000	2,000,000	4,721,403	149,384	1,023,602	4,070,175	149,384	1,023,602	4,070,175
35	2,845,090	—	2,000,000	7,076,043	—	1,191,623	6,613,124	—	1,191,623	6,613,124

40	3,805,193	—	2,000,000	11,217,998	—	1,307,971	10,683,807	—	1,307,971	10,683,807
45	5,030,555	—	2,000,000	17,799,682	—	1,306,290	16,952,078	—	1,306,290	16,952,078
50	6,594,462	—	2,000,000	27,638,916	—	828,052	26,322,777	—	828,052	26,322,777
55	8,590,447	—	—	41,552,430	—	—	41,141,020	—	—	41,141,020
60	11,137,887	—	—	66,663,345	—	—	66,663,345	—	—	66,663,345

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  63

									For prior policies,
									as defined in the
VUL IV – NY									“Key Terms” Section of
Illustration									this prospectus

Initial specified amount $275,000				Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nonsmoker						Annual premium $3,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$3,675	$275,000	$275,000	$275,000	$2,846	$3,033	$3,221	$—	$168	$356
2	7,534	275,000	275,000	275,000	5,626	6,179	6,756	2,760	3,314	3,890
3	11,585	275,000	275,000	275,000	8,325	9,426	10,620	5,460	6,561	7,755
4	15,840	275,000	275,000	275,000	10,954	12,788	14,857	8,089	9,923	11,992
5	20,307	275,000	275,000	275,000	13,499	16,254	19,490	10,633	13,389	16,624

6	24,997	275,000	275,000	275,000	15,962	19,831	24,560	13,669	17,538	22,268
7	29,922	275,000	275,000	275,000	18,330	23,507	30,100	16,610	21,788	28,381
8	35,093	275,000	275,000	275,000	20,628	27,312	36,183	19,481	26,166	35,036
9	40,523	275,000	275,000	275,000	22,857	31,253	42,866	22,284	30,680	42,293
10	46,224	275,000	275,000	275,000	25,028	35,343	50,221	25,028	35,343	50,221

15	79,301	275,000	275,000	275,000	35,493	59,219	101,561	35,493	59,219	101,561
20	121,517	275,000	275,000	275,000	43,430	87,593	186,181	43,430	87,593	186,181
25	175,397	275,000	275,000	401,179	48,224	122,089	328,835	48,224	122,089	328,835
30	244,163	275,000	275,000	652,812	47,305	163,462	562,769	47,305	163,462	562,769
35	331,927	275,000	275,000	1,013,288	36,313	214,722	946,998	36,313	214,722	946,998

40	443,939	275,000	297,552	1,660,622	4,823	283,383	1,581,545	4,823	283,383	1,581,545
45	586,898	—	388,255	2,738,573	—	369,767	2,608,165	—	369,767	2,608,165
50	769,354	—	495,542	4,455,846	—	471,945	4,243,663	—	471,945	4,243,663
55	1,002,219	—	605,935	6,992,293	—	599,936	6,923,062	—	599,936	6,923,062
60	1,299,420	—	773,136	11,516,507	—	773,136	11,516,507	—	773,136	11,516,507

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

64  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

									For prior policies,
									as defined in the
VUL IV Estate Series – NY									“Key Terms” Section of
Illustration									this prospectus

Initial specified amount $2,000,000				Male — age 40					Current costs assumed
Death benefit Option 1			Preferred nonsmoker						Annual premium $25,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$26,250	$2,000,000	$2,000,000	$2,000,000	$21,027	$22,389	$23,753	$187	$1,549	$2,913
2	53,813	2,000,000	2,000,000	2,000,000	41,502	45,541	49,748	20,662	24,701	28,908
3	82,753	2,000,000	2,000,000	2,000,000	61,439	69,494	78,220	40,599	48,654	57,380
4	113,141	2,000,000	2,000,000	2,000,000	80,907	94,343	109,488	60,067	73,503	88,648
5	145,048	2,000,000	2,000,000	2,000,000	99,805	120,014	143,725	78,965	99,174	122,885

6	178,550	2,000,000	2,000,000	2,000,000	118,093	146,492	181,186	101,421	129,820	164,514
7	213,728	2,000,000	2,000,000	2,000,000	135,730	173,764	222,158	123,226	161,260	209,654
8	250,664	2,000,000	2,000,000	2,000,000	152,844	201,984	267,127	144,508	193,648	258,791
9	289,447	2,000,000	2,000,000	2,000,000	169,393	231,145	316,465	165,225	226,977	312,297
10	330,170	2,000,000	2,000,000	2,000,000	185,446	261,350	370,689	185,446	261,350	370,689

15	566,437	2,000,000	2,000,000	2,000,000	264,126	439,879	753,028	264,126	439,879	753,028
20	867,981	2,000,000	2,000,000	2,000,000	325,216	654,224	1,387,244	325,216	654,224	1,387,244
25	1,252,836	2,000,000	2,000,000	2,996,578	364,157	916,075	2,456,211	364,157	916,075	2,456,211
30	1,744,020	2,000,000	2,000,000	4,893,456	365,441	1,235,204	4,218,496	365,441	1,235,204	4,218,496
35	2,370,908	2,000,000	2,000,000	7,627,212	299,768	1,637,257	7,128,236	299,768	1,637,257	7,128,236

40	3,170,994	2,000,000	2,285,196	12,555,758	103,070	2,176,377	11,957,865	103,070	2,176,377	11,957,865
45	4,192,129	—	2,988,218	20,812,672	—	2,845,922	19,821,593	—	2,845,922	19,821,593
50	5,495,385	—	3,826,472	34,056,814	—	3,644,259	32,435,061	—	3,644,259	32,435,061
55	7,158,706	—	4,693,322	53,714,761	—	4,646,853	53,182,931	—	4,646,853	53,182,931
60	9,281,573	—	6,005,046	88,857,382	—	6,005,046	88,857,382	—	6,005,046	88,857,382

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS  65

									For prior policies,
									as defined in the
VUL IV – NY									“Key Terms” Section of
Illustration									this prospectus

Initial specified amount $275,000				Male — age 40				Guaranteed costs assumed
Death benefit Option 1			Preferred nonsmoker					Annual premium $3,500

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$3,675	$275,000	$275,000	$275,000	$2,587	$2,767	$2,946	$—	$—	$81
2	7,534	275,000	275,000	275,000	5,083	5,603	6,146	2,218	2,738	3,280
3	11,585	275,000	275,000	275,000	7,490	8,514	9,627	4,624	5,649	6,761
4	15,840	275,000	275,000	275,000	9,801	11,495	13,410	6,935	8,630	10,545
5	20,307	275,000	275,000	275,000	12,012	14,543	17,522	9,147	11,678	14,657

6	24,997	275,000	275,000	275,000	14,119	17,654	21,991	11,826	15,362	19,698
7	29,922	275,000	275,000	275,000	16,122	20,834	26,856	14,403	19,114	25,136
8	35,093	275,000	275,000	275,000	18,019	24,078	32,153	16,873	22,931	31,007
9	40,523	275,000	275,000	275,000	19,803	27,384	37,925	19,230	26,811	37,352
10	46,224	275,000	275,000	275,000	21,471	30,750	44,218	21,471	30,750	44,218

15	79,301	275,000	275,000	275,000	27,629	48,133	85,338	27,629	48,133	85,338
20	121,517	275,000	275,000	275,000	28,841	65,391	149,964	28,841	65,391	149,964
25	175,397	275,000	275,000	312,484	22,153	80,266	256,134	22,153	80,266	256,134
30	244,163	275,000	275,000	493,864	1,153	88,005	425,745	1,153	88,005	425,745
35	331,927	—	275,000	742,092	—	78,176	693,544	—	78,176	693,544

40	443,939	—	275,000	1,178,319	—	20,578	1,122,208	—	20,578	1,122,208
45	586,898	—	—	1,871,443	—	—	1,782,327	—	—	1,782,327
50	769,354	—	—	2,907,687	—	—	2,769,226	—	—	2,769,226
55	1,002,219	—	—	4,373,122	—	—	4,329,824	—	—	4,329,824
60	1,299,420	—	—	7,017,589	—	—	7,017,589	—	—	7,017,589

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

66  RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK — PROSPECTUS

									For prior policies,
									as defined in the
VUL IV Estate Series – NY									“Key Terms” Section of
Illustration									this prospectus

Initial specified amount $2,000,000			Male — age 40					Guaranteed costs assumed
Death benefit Option 1			Preferred nonsmoker					Annual premium $25,000

	Premium(1)
	accumulated	Death benefit			Policy value			Cash surrender value
End of	with annual	assuming hypothetical gross			assuming hypothetical gross			assuming hypothetical gross
policy	interest	annual investment return of			annual investment return of			annual investment return of
year	at 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	$26,250	$2,000,000	$2,000,000	$2,000,000	$18,946	$20,241	$21,538	$—	$—	$698
2	53,813	2,000,000	2,000,000	2,000,000	37,223	40,997	44,932	16,383	20,157	24,092
3	82,753	2,000,000	2,000,000	2,000,000	54,847	62,297	70,382	34,007	41,457	49,542
4	113,141	2,000,000	2,000,000	2,000,000	71,780	84,114	98,051	50,940	63,274	77,211
5	145,048	2,000,000	2,000,000	2,000,000	87,982	106,424	128,122	67,142	85,584	107,282

6	178,550	2,000,000	2,000,000	2,000,000	103,418	129,200	160,804	86,746	112,528	144,132
7	213,728	2,000,000	2,000,000	2,000,000	118,108	152,477	196,387	105,604	139,973	183,883
8	250,664	2,000,000	2,000,000	2,000,000	132,016	176,233	235,140	123,680	167,897	226,804
9	289,447	2,000,000	2,000,000	2,000,000	145,108	200,449	277,365	140,940	196,281	273,197
10	330,170	2,000,000	2,000,000	2,000,000	157,350	225,110	323,406	157,350	225,110	323,406

15	566,437	2,000,000	2,000,000	2,000,000	202,677	352,570	624,363	202,677	352,570	624,363
20	867,981	2,000,000	2,000,000	2,000,000	212,036	479,458	1,097,665	212,036	479,458	1,097,665
25	1,252,836	2,000,000	2,000,000	2,287,973	163,992	589,568	1,875,388	163,992	589,568	1,875,388
30	1,744,020	2,000,000	2,000,000	3,615,565	12,025	648,863	3,116,867	12,025	648,863	3,116,867
35	2,370,908	—	2,000,000	5,432,443	—	582,839	5,077,049	—	582,839	5,077,049

40	3,170,994	—	2,000,000	8,625,435	—	176,096	8,214,700	—	176,096	8,214,700
45	4,192,129	—	—	13,698,828	—	—	13,046,502	—	—	13,046,502
50	5,495,385	—	—	21,283,705	—	—	20,270,195	—	—	20,270,195
55	7,158,706	—	—	32,010,061	—	—	31,693,129	—	—	31,693,129
60	9,281,573	—	—	51,366,479	—	—	51,366,479	—	—	51,366,479

(1)	This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

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Key Terms

These terms can help you understand details about your policy.

Accelerated benefit insured: This person is the insured of the policy to which the AdvanceSource rider(1) is attached.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured’s death.

Adult day care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.

Adult day care center: A place that is licensed to provide adult day care by the state. If not licensed, it must meet certain criteria listed in the AdvanceSource rider.

AdvanceSource rider: In this prospectus, “AdvanceSource rider” refers to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.

AdvanceSource rider specified amount: The maximum death benefit amount that may be accelerated under the AdvanceSource rider. This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.

Assisted living facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in the AdvanceSource rider.(1)

Attained insurance age: The insured’s insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured’s death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Chronically ill individual: An individual who has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

Code: The Internal Revenue Code of 1986, as amended.

Cognitive impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.

Death benefit valuation date: The date of the insured’s death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured’s death.

Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.

Eligibility for the payment of benefits conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the rider.

Elimination period: The number of days of qualified long-term care services that are required while the AdvanceSource rider is in force before any benefit is available under the rider. The elimination period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the elimination period must be satisfied within a period of 730 consecutive days. The elimination period must be satisfied only once while this rider is in force. Once all conditions for eligibility for the payment of benefits have been met, benefits will be payable for services used to satisfy the elimination period.

Fixed account: The general investment account of RiverSource Life of NY. The fixed account is made up of all of RiverSource Life of NY’s assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

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Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the subaccounts of the variable account invests in a specific one of these funds.

Good order: We cannot process your transaction request relating to the policy until we have received the request in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all policy owners, exactly as registered on the policy, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Home health care: Personal assistance and care provided by a home health care provider in a private home or by an adult day care center.

Home health care provider: An agency or person who provides home health care.

Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured’s age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Lapse: The policy ends without value and no death benefit is paid.

Licensed health care practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.

Long-term care facility: A facility, other than the acute care unit of a hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please see your AdvanceSource rider for further details.

Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

Minimum initial premium period: A period of time during the first five policy years when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly benefit payment: The amount paid to the owner, or to any individual authorized to act on behalf of the owner, for a calendar month of qualified long-term care services received by the accelerated benefit insured.

Monthly benefit percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. Each policy has the following two no lapse guarantee options:

•	No lapse guarantee to age 70 (NLG-70) guarantees the policy will not lapse before the insured’s attained insurance age 70 (or 10 policy years, if later).

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NLG-70 premium: The premium required to keep the NLG-70 in effect. The NLG-70 premium is shown in your policy. It depends on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

•	No lapse guarantee to age 100 (NLG-100) guarantees the policy will not lapse before the insured’s attained insurance age 100.

NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

Notice of claim: The written notice required to be submitted in order to start a claim.

Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus “you” and “your” refer to the owner.

Period of coverage: The period of time during which the accelerated benefit insured receives services that are covered under AdvanceSource rider.

Plan of care: A written plan for long-term care services designed especially for the accelerated benefit insured.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Prior policies: Policies purchased prior to May 1, 2006.

Proceeds: The amount payable under the policy as follows:

•	Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured’s death, minus any indebtedness.

•	Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

—	the policy value on the date of the insured’s death minus any indebtedness on the date of the insured’s death; or

—	the policy value at the insured’s attained insurance age 100 minus any indebtedness on the date of the insured’s death.

•	On surrender of the policy, the proceeds will be the cash surrender value.

Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under the AdvanceSource rider to the owner.

Qualified long-term care services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:

1.	required for treatment of a chronically ill individual; and

2.	provided pursuant to a plan of care prescribed by a licensed health care practitioner; and

3.	provided in a long-term care facility, an assisted living facility, an adult day care center, or by a home health care provider.

Risk classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.

RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured’s attained insurance age 100. We show the initial specified amount in your policy.

Subaccounts: One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Substantial supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

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Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.

Variable account: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

2001 CSO policies: Policies issued based on applications signed on or after October 1, 2008, where approved, and any policy issued on or after January 1, 2009, regardless of the date of the application.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

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RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1-800-541-2251

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension, Albany, NY 12203
1-800-541-2251
riversource.com/life insurance

You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C.
(for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the
EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC,
100 F. Street, N.E., Washington, D.C. 20549.

Investment Company Act File #811-5213

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

© 2008-2013 RiverSource Life Insurance Company. All rights reserved.

S-6419 T (4/13)

PART B: STATEMENT OF ADDITIONAL INFORMATION
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated April 29, 2013, filed electronically as Part B to Post-Effective Amendment No. 27 to Registration Statement No. 333-42257 on or about April 26, 2013, is incorporated by reference to this Post-Effective Amendment No. 32.

PART C: OTHER INFORMATION
Item 26. Exhibits — Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.
(a)(2) Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(a)(3) Board Resolution for establishment of 81 subaccounts dated March 20, 2005, filed electronically as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 21 is incorporated herein by reference.
(a)(4) Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.
(a)(5) Board Resolution for establishment of 91 subaccounts dated April 24, 2007, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(a)(6) Board Resolution for establishment of 101 subaccounts dated April 15, 2011, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.
(b) Not applicable.
(c)(1) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.
(d)(1) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(2) Flexible Premium Variable Life Insurance Policy Endorsement (VUL IV-NY) filed electronically as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(3) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(4) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(5) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(6) Children’s Term Insurance Rider filed electronically as Exhibit 1.A. (5)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(7) Automatic Increase Benefit Rider filed electronically as Exhibit 1.A. (5)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(8) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(8) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(9) Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(9) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(10) Copy of Specimen Policy for Flexible Premium Variable Life Insurance Policy (VULIV-NY/VULIVES-NY) filed electronically as Exhibit (d)(10) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(11) Copy of AdvanceSource (R) Accelerated benefit Rider for Chronic Illness filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(12) Copy of Accelerated Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(13) Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(e)(1) Form of Application for the Flexible Premium Variable Life Insurance Policy filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(e)(2) Form of Application for the Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(f)(1) Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.
(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 9141-00-00 filed electronically as Exhibit (g)(1) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 9141-00-00, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(3) Redacted copy of Second Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 9141-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 3092 filed electronically as Exhibit (g)(4) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(5) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(5) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(6) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(6) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(7) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(8) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 1158 filed electronically as Exhibit (g)(8) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(9) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 0322-6386 filed electronically as Exhibit (g)(9) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(10) Redacted copy of Amendment Number 1 to the Automatic YRT Reinsurance Agreement dated August 18, 2003, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2004, filed electronically as Exhibit (g)(10) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(11) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(11) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(12) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(12) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(13) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(13) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(14) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, and identified as Treaty Number 7865-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(14) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(15) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(15) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(16) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(16) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(17) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 7782-1 filed electronically as Exhibit (g)(17) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(18) Redacted copy of Addendum Number 2 to the Reinsurance Agreement dated August 18, 2003, and identified as Treaty Number 7782-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(18) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(g)(19) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, and identified as Agreement Number 0322-2537 filed electronically as Exhibit (g)(19) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.
(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(6) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of new York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(7) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(8) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(9) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(10) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(11) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(12) Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(13) Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among IDS Life Insurance Company of New York and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h) (14) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(14) Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. filed electronically as Exhibit 27(h) (15) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(15) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(16) Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(17) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(17) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(18) Copy of Fund Participation Agreement dated January 1, 2007, by and among, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(19) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(20) Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(21) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(22) Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(23) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.
(i) Not applicable
(j) Not applicable
(k) Consent and Opinion of Counsel is filed electronically herewith.
(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development is filed electronically herewith.
(m)(1) Calculations of Illustrations for VUL IV/VUL IV — ES NY are filed electronically herewith.
(m)(2) Calculations of Illustrations for VUL IV/VUL IV — ES NY 2005 Revisions are filed electronically herewith.
(m)(3) Calculations of Illustrations for VUL IV/VUL IV — ES NY 2008 Revisions are filed electronically herewith.
(n) Consents of Independent Registered Public Accounting Firms for VUL IV NY/VUL IV — ES NY are filed electronically herewith.
(o) Not applicable.
(p) Not applicable.

(q) RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.
(r)(1) Power of Attorney to sign amendments to this Registration Statement dated April 2, 2012, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 36 to Registration Statement No. 333-91691, filed on or about April 26, 2012 is incorporated herein by reference.
Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
Name	Principal Business Address*	Positions and Offices with Depositor
Maureen A. Buckley	20 Madison Ave. Extension	Chairman of the Board,
	Albany, NY 12203	President and Chief Executive Officer

Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	President — Director and Executive Vice President Annuities

Richard N. Bush		Senior Vice President — Corporate Tax

Douglas K. Dunning		Director

Steve M. Gathje		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President — Insurance Product Development

Robert R. Grew	Carter, Ledyard & Milburn	Director
2 Wall Street
New York, NY 10005-2072

Ronald L. Guzior	Bollam, Sheedy, Torani	Director
& Co. LLP CPA’s
26 Computer Drive West
Albany, NY 12205

James L. Hamalainen		Senior Vice President and Treasurer

Jean B. Keffeler	1010 Swingley Rd. Livingston, MT 59047	Director

Jeryl A. Millner	138 Ameriprise Financial Center Minneapolis, MN 55474	Director

Thomas R. Moore		Secretary

Thomas V. Nicolosi	Ameriprise Financial Services Inc.	Director
Suite 220
500 Mamaroneck Avenue
Harrison, NY 10528

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC. 2/1/13 #237146

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	NY
Columbia Research Partners LLC	DE
Seligman Focus Partners LLC	DE
Seligman Global Technology Partners LLC	DE
Seligman Health Partners LLC	DE
Seligman Health Plus Partners LLC	DE
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer

Item 29. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and
Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)
RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NET
UNDERWRITING
NAME OF	DISCOUNTS	COMPENSATION
PRINCIPAL	AND	ON	BROKERAGE	OTHER
UNDERWRITER	COMMISSIONS	REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$24,714,946	None	None	None
Item 31. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 26th day of April, 2013.

RiverSource of New York Account 8

(Registrant)

By	RiverSource Life Insurance Co. of New York

(Sponsor)

By	/s/ Maureen A. Buckley*

Maureen A. Buckley
Chairman of the Board, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2013.

/s/ Gumer C. Alvero*	Director and Executive Vice

Gumer C. Alvero	President — Annuities

/s/ Maureen A. Buckley*	Chairman of the Board,

Maureen A. Buckley	President and Chief Executive Officer

/s/ Mark Gorham	Director, Vice President -

Mark Gorham	Insurance Product Development

/s/ Richard N. Bush*	Senior Vice President -

Richard N. Bush	Corporate Tax

/s/ Douglas K. Dunning*	Director

Douglas K. Dunning

/s/ Steve M. Gathje*	Senior Vice President and

Steve M. Gathje	Chief Actuary

/s/ Robert R. Grew*	Director

Robert R. Grew

/s/ Ronald L. Guzior*	Director

Ronald L. Guzior

/s/ Jean B. Keffeler*	Director

Jean B. Keffeler

/s/ Jeryl A. Millner*	Director

Jeryl A. Millner

/s/ Thomas V. Nicolosi*	Director

Thomas V. Nicolosi

/s/ James L. Hamalainen*	Senior Vice President and

James L. Hamalainen	Treasurer

*	Signed pursuant to Power of Attorney dated April 2, 2012, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 36 to Registration Statement No. 333-91691, by:

/s/ Dixie Carroll

Dixie Carroll
Assistant General Counsel
and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 32
TO REGISTRATION STATEMENT NO. 333-44644
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
Part A.
Prospectus for:
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV — Estate Series
Part B.
The combined Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.
Part C.
Other information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k) Consent and Opinion of Counsel.
(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development.
(m)(1) Calculations of Illustrations for VUL IV/VUL IV — ES NY.
(m)(2) Calculations of Illustrations for VUL IV/VUL IV — ES NY 2005 Revisions.
(m)(3) Calculations of Illustrations for VUL IV/VUL IV — ES NY 2008 Revisions.
(n) Consents of Independent Registered Public Accounting Firms for VUL IV/VUL IV — ES NY.